UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 3, 2007



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


         Delaware                       0-30391                  13-3669062
 (State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On December 3, 2007, we issued a press release announcing that we have received a special permit (SP -14504) from the U.S. Department of Transportation which authorizes aircraft passengers and crew members to carry up to three 24/7 Power Pack micro fuel cell devices for personal use aboard aircraft on one's person or in carry-on baggage without being subject to the Hazardous Materials Regulations (HMR), except as provided therein.

     A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.




Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.       Description
    -----------       -----------
      99.1            Press Release dated December 3, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2007


                                          MEDIS TECHNOLOGIES LTD.



                                          By:   /s/ Howard Weingrow
                                              ----------------------------------
                                               Name:   Howard Weingrow
                                               Title:  Deputy Chairman and
                                                       Chief Operating Officer